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                                                                  EXHIBIT 23.4
                       Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Sandpiper Networks, Inc. dated February 3, 1999, in the Form S-4 Registration Statement of Digital Island, Inc.

                                                         /s/ Ernst & Young LLP

Los Angeles, CA
December 8, 1999